UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               March 10, 2005
                               --------------
                               Date of Report
                       (Date of Earliest Event Reported)

                       PHILADELPHIA MORTGAGE CORPORATION
                       ----------------------------------
       (Exact Name of Registrant as Specified in its Charter)

      Nevada                      000-50968                 20-1667449
      ------                      ----------                ----------
  (State or other           (Commission File No.)     (IRS Employer I.D. No.)
   Jurisdiction)

                           2059 E. Royal Harvest Way
                           Salt Lake City, Utah 84121
                           --------------------------
                     (Address of Principal Executive Offices)

                                (801)557-9470
                                --------------
                         Registrant's Telephone Number

                                     N/A
                                     ---
        (Former Name or Former Address if changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CAR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CAR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4 ))

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On March 10, 2005, Donald R. Sarp, resigned as a director of Philadelphia Mortgage Corporation, a Nevada corporation (the "Company"). There were no disagreements between Mr. Sarp and the Company.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PHILADELPHIA MORTGAGE CORPORATION


Date: 03/15/05                        /s/ Quinton Hamilton
      --------                        --------------------
                                      Quinton Hamilton
                                      President